SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)     May 21, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17293 (Commission File Number)	22-2795073 (I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On May 24, 2004, Collegiate Pacific Inc. issued a press release announcing that 98.6% of its outstanding common stock purchase warrants had been exercised as of the close of business on May 20, 2004. Each unexercised common stock purchase warrants as of the close of business on May 20, 2004, was cancelled pursuant to the terms of the Warrant Agreement, dated May 26, 2000, by and between Collegiate Pacific and Continental Stock Transfer & Trust Company and became entitled to receive $0.05 for each share of the company’s common stock that could have been acquired upon the exercise of the warrant. The press release is filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release of Collegiate Pacific Inc., dated May 24, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release of Collegiate Pacific Inc., dated May 24, 2004.